UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒    Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Gannett Co., Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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GANNETT CO., INC.

ANNUAL MEETING OF SHAREHOLDERS

Wednesday, April 29, 2015

10:00 a.m.

Gannett Co., Inc.

7950 Jones Branch Drive

McLean, VA 22107

Directions to the Gannett Co., Inc. Annual

Meeting are available in the proxy statement which can be

viewed at www.proxydocs.com/gci.

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to be Held on April 29, 2015.

Notice is hereby given that the Annual Meeting of Shareholders of Gannett Co., Inc. will be held at 7950 Jones Branch Drive, McLean, VA on April 29, 2015 at 10:00 a.m.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The Proxy Statement and Annual Report are available at www.proxydocs.com/gci

If you want to receive a paper copy or an e-mail with links to the electronic materials, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before April 17, 2015 to facilitate timely delivery.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.	ELECTION OF DIRECTORS: Nominees are:

1a.	John E. Cody	1c.	Lidia Fonseca	1e.	Marjorie Magner	1g.	Scott K. McCune	1i.	Tony A. Prophet
1b.	Howard D. Elias	1d.	John Jeffry Louis	1f.	Gracia C. Martore	1h.	Susan Ness	1j.	Neal Shapiro

2.	COMPANY PROPOSAL TO RATIFY the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the 2015 fiscal year.

3.	COMPANY PROPOSAL TO APPROVE Amendment to Third Restated Certificate of Incorporation to impose certain ownership and transfer restrictions on the Company’s stock that are desirable to enhance the Company’s ability to remain compliant with FCC regulations.

4.	COMPANY PROPOSAL TO APPROVE the performance measures in the Company’s 2010 Omnibus Incentive Compensation Plan.

5.	COMPANY PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, the compensation of the Company’s named executive officers.

The Board recommends a vote AGAINST proposal 6.

6.	SHAREHOLDER PROPOSAL regarding vesting of equity awards of senior executives upon a change of control, if properly presented before the Annual Meeting.

THIS IS NOT A FORM FOR VOTING

You may immediately vote your proxy on the Internet at:

www.proxypush.com/gci

•	Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 11:59 p.m. (CT) on April 28, 2015.

•	Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.

Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and annual report, please contact us via:

Internet/Mobile – Access the Internet and go to www.investorelections.com/gci. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-870-3684 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at paper@investorelections.com with “GCI Materials Request” in the subject line. The email must include:
•	The 11-digit control # located in the box in the upper right hand corner on the front of this notice.
•	Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.
•	If you choose email delivery you must include the email address.
•

If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Social Security Number or Tax ID number in the email.